Exhibit 10.3

GENERAL  SECURITY  AGREEMENT   This  General  Security  Agreement  is  made  as  of  September  26,  2017.  TO:    BROOKFIELD  BRP  HOLDINGS  (CANADA)  INC.,  as  Secured  Party RECITALS:  A.  Powin  Energy  Ontario  Storage  II,  LP,  as  borrower  (the  "Debtor")  and  Brookfield  BRP Holdings  (Canada)  Inc.,  as  lender,  are  party  to  a  term  loan  agreement  dated  as  of  the  date  hereof (as  may  be  amended,  supplemented,  restated  or  replaced  from  time  to  time,  the  "Loan Agreement").   B. Powin  Energy  Storage  2,  Inc.is  the  general  partner  of  the  Borrower. C.  Pursuant  to  the  Loan  Agreement,  the  Debtor  is  required  to  secure  the  payment  and performance  of  the  Secured  Liabilities  and,  accordingly,  the  Debtor  has  agreed  to  grant  to  the Secured  Party  the  Security  Interests  with  respect  to  the  Collateral  in  accordance  with  the  terms  of this  Agreement.  For   good   and   valuable   consideration,   the   receipt   and   adequacy   of  which   are acknowledged  by  the  Debtor,  the  Debtor  agrees  with  and  in  favour  of  the  Secured  Party  as follows:  1.         Definitions.  In  this  Agreement  capitalized  terms  used  but  not  otherwise  defined  in  this Agreement  shall  have  the  meanings  given  to  them  in  the  Loan  Agreement,  and  the  following terms  have  the  following  meanings:  "Accessions",  "Account",  "Chattel  Paper",  "Certificated  Security",  "Consumer  Goods", "Document  of  Title",  "Equipment",  "Futures  Account",  "Futures  Contract",  "Futures Intermediary",  "Goods",  "Instrument",  "Intangible",  "Inventory",  "Investment  Property", "Money",   "Proceeds",   "Securities   Account",   "Securities   Intermediary",   "Security", "Security  Certificate",  "Security  Entitlement",  and  "Uncertificated  Security"  have  the meanings  given  to  them  in  the  PPSA.  "Agreement"  means  this  agreement,  including  the  Schedules  and  recitals  to  this  agreement,  as  it or  they  may  be  amended,  supplemented,  restated  or  replaced  from  time  to  time,  and  the expressions  "hereof',  "herein",  "hereto",  "hereunder",  "hereby"  and  similar  expressions  refer  to this  Agreement  and  not  to  any  particular  section  or  other  portion  of  this  Agreement.  "Books  and  Records"  means  all  books,  records,  files,  papers,  disks,  documents  and  other repositories  of  data  recording  in  any  form  or  medium,  evidencing  or  relating  to  the  Personal Property  of  the  Debtor  which  are  at  any  time  owned  by  the  Debtor  or  to  which  the  Debtor  (or  any Person  on  the  Debtor's  behalf)  has  access.   "Collateral"  means  all  of  the  present  and  future:        500713845  v2

-2   (a) undertaking; (b)  Personal  Property  (including  any  Personal  Property  that  may  be  described  in  any  Schedule  to  this  Agreement  or  any  schedules,  documents  or  listings  that  the Debtor  may  from  time  to  time  provide  to  the  Secured  Party  in  connection  with this  Agreement);  and   (c)  real  property  (including  any  real  property  that  may  be  described  in  any  Schedule  to  this  Agreement  or  any  schedules,  documents  or  listings  that  the  Debtor  may from  time  to  time  provide  to  the  Secured  Party  in  connection  with  this  Agreement and  including  all  fixtures,  improvements,  buildings  and  other  structures  placed, installed  or  erected  from  time  to  time  on  any  such  real  property),  of  the  Debtor,  including  Books  and  Records,  Contracts,  Intellectual  Property  Rights  and  permits, and  including  all  such  property  in  which  the  Debtor  now  or  in  the  future  has  any  right,  title  or interest  whatsoever,  whether  owned,  leased,  licensed,  possessed  or  otherwise  held  by  the  Debtor, and  all  Proceeds  of  any  of  the  foregoing,  wherever  located.  "Contracts"  means  all  contracts  and  agreements  to  which  the  Debtor  is  at  any  time  a  party  or pursuant  to  which  the  Debtor  has  at  any  time  acquired  rights  (including,  for  greater  certainty,  any Material  Agreement  to  which  the  Debtor  is  a  party),  and  includes  (i)  all  rights  of  the  Debtor  to receive  money  due  and  to  become  due  to  it  in  connection  with  a  contract  or  agreement,  (ii)  all rights  of  the  Debtor  to  damages  arising  out  of,  or  for  breach  or  default  with  respect  to,  a  contract or  agreement,  and  (iii)  all  rights  of  the  Debtor  to  perform  and  exercise  all  remedies  in  connection with  a  contract  or  agreement.  "Control"  means,  with  respect  to  a  particular  Person,  the  possession,  directly  or  indirectly,  of  the power  to  direct  or  cause  the  direction  of  the  management  or  policies  of  such  Person,  whether through  the  ability  to  exercise  voting  power,  by  contract  or  otherwise.   "Controlled"  has  the corresponding  meaning.   "Debtor"  has  the  meaning  set  out  in  the  recitals  hereto.  "Event  of  Acceleration"  has  the  meaning  set  out  in  Section  3  hereof  "Intellectual  Property  Rights"  means  all  industrial  and  intellectual  property  rights  of  the Debtor  or  in  which  the  Debtor  has  any  right,  title  or  interest,  including  copyrights,  patents, inventions  (whether  or  not  patented),  trade-marks,  get-up  and  trade  dress,  industrial  designs, integrated  circuit  topographies,  plant  breeders'  rights,  know  how  and  trade  secrets,  registrations and  applications  for  registration  for  any  such  industrial  and  intellectual  property  rights,  and  all Contracts  related  to  any  such  industrial  and  intellectual  property  rights.   "Issuer"  has  the  meaning  given  to  that  term  in  the  STA.   "Loan  Agreement"  has  the  meaning  set  out  in  the  recitals  hereto.   "Organizational  Documents"  means,  with  respect  to  any  Person,  such  Person's  articles  or  other charter  documents,  by-laws,  unanimous  shareholder  agreement,  partnership  agreement  or  trust      500713845  v2

-3   agreement,  as  applicable,  and  any  and  all  other  similar  agreements,  documents  and  instruments relative  to  such  Person.  "Personal   Property"   means   personal   property   and   includes   Accounts,   Chattel   Paper, Documents  of  Title,  Equipment,  Goods,  Instruments,  Intangibles,  Inventory,  Investment  Property and  Money.   "Pledged  Certificated  Securities"  means  any  and  all  Collateral  that  is  a  Certificated  Security.   "Pledged  Futures  Intermediary's  Jurisdiction"  means,  with  respect  to  any  Pledged  Futures Intermediary,  its  jurisdiction  as  determined  under  section  7.1(4)  of  the  PPSA.  "Pledged  Issuer"  means,  at  any  time,  any  Person  which  is  an  Issuer  of,  or  with  respect  to,  any Pledged  Shares  at  such  time.  "Pledged  Issuer's  Jurisdiction"  means,  with  respect  to  any  Pledged  Issuer,  its  jurisdiction  as determined  under  section  44  of  the  STA.   "Pledged  Securities"  means  any  and  all  Collateral  that  is  a  Security.  "Pledged  Securities  Intermediary's  Jurisdiction"  means,  with  respect  to  any  Securities Intermediary,  its  jurisdiction  as  determined  under  section  45(2)  of  the  STA.  "Pledged  Security  Certificates"  means  any  and  all  Security  Certificates  representing  the Pledged  Certificated  Securities.  "Pledged  Security  Entitlements"  means  any  and  all  Collateral  that  is  a  Security  Entitlement. "Pledged  Shares"  means  all  Pledged  Securities  and  Pledged  Security  Entitlements.  "PPSA"  means  the  Personal  Property  Security  Act  of  the  Province  referred  to  in  the  "Governing Law"  section  of  this  Agreement,  as  such  legislation  may  be  amended,  renamed  or  replaced  from time  to  time,  and  includes  all  regulations  from  time  to  time  made  under  such  legislation.  "Receiver"  means  a  receiver,  a  manager  or  a  receiver  and  manager  appointed  in  accordance  with Section  11(q).  "Release  Date"  means  the  date  on  which  all  the  Secured  Liabilities  have  been  indefeasibly  paid and  discharged  in  full  and  the  Secured  Party  has  no  further  obligations  to  the  Debtor  under  any Loan  Document  pursuant  to  which  further  Secured  Liabilities  might  arise.  "Secured  Liabilities"  means  all  present  and  future  indebtedness,  liabilities  and  obligations  of any  and  every  kind,  nature  and  description  (whether  direct  or  indirect,  joint  or  several,  absolute or  contingent,  matured  or  unmatured)  of  the  Debtor  to  the  Secured  Party  under,  in  connection with  or  with  respect  to  the  Loan  Agreement  or  any  other  Loan  Document,  and  any  unpaid balance  thereof.          500713845  v2

-4   "Secured  Party"  means  Brookfield  BRP  Holdings  (Canada)  Inc.,  or  any  permitted  successors  or assigns.  "Security  Interests"  means  the  Liens  created  by  the  Debtor  in  favour  of  the  Secured  Party  under this  Agreement.  "STA"  means  the  Securities  Transfer  Act  of  the  Province  referred  to  in  the  "Governing  Law" section  of  this  Agreement,  as  such  legislation  may  be  amended,  renamed  or  replaced  from  time to  time,  and  includes  all  regulations  from  time  to  time  made  under  such  legislation.  2.  Grant  of  Security  Interests.   As  general  and  continuing  collateral  security  for  the  due payment  and  performance  of  the  Secured  Liabilities,  the  Debtor  pledges,  mortgages,  charges  and assigns  (by  way  of  security)  to  the  Secured  Party,  and  grants  to  the  Secured  Party  a  security interest  in,  the  Collateral.  3.  Limitations  on  Grant  of  Security  Interests.  If  the  grant  of  the  Security  Interests  with respect  to  any  Contract,  Intellectual  Property  Right  or  permit  under  Section  2  would  result  in  the termination  or  breach  of  such  Contract,  Intellectual  Property  Right  or  permit  or  is  otherwise prohibited  or  ineffective  (whether  by  the  terms  thereof  or  under  Requirements  of  Law),  then  such Contract,  Intellectual  Property  Right  or  permit  shall  not  be  subject  to  the  Security  Interests  but shall  be  held  in  trust  by  the  Debtor  for  the  benefit  of  the  Secured  Party  and,  on  the  exercise  by the  Secured  Party  of  any  of  its  rights  or  remedies  under  this  Agreement  following  an  Event  of Default  and  acceleration  of  the  Secured  Liabilities  pursuant  to  and  as  permitted  by  Section  7.2  of the  Loan  Agreement,  (collectively,  an  "Event  of  Acceleration")  shall  be  assigned  by  the  Debtor as  directed  by  the  Secured  Party;  provided  that:  (a)  the  Security  Interests  shall  attach  to  such Contract,  Intellectual  Property  Right  or  permit,  or  applicable  portion  thereof,  immediately  at such  time  as  the  condition  causing  such  termination  or  breach  is  remedied,  and  (b)  if  a  term  in  a Contract  that  prohibits  or  restricts  the  grant  of  the  Security  Interests  in  the  whole  of  an  Account or  Chattel  Paper  forming  part  of  the  Collateral  is  unenforceable  against  the  Secured  Party  under Requirements  of  Law,  then  the  exclusion  from  the  Security  Interests  set  out  above  shall  not  apply to  such  Account  or  Chattel  Paper.  In  addition,  the  Security  Interests  do  not  attach  to  Consumer Goods  or  extend  to  the  last  day  of  the  term  of  any  lease  or  agreement  for  lease  of  real  property. Such  last  day  shall  be  held  by  the  Debtor  in  trust  for  the  Secured  Party  and,  on  the  exercise  by the  Secured  Party  of  any  of  its  rights  or  remedies  under  this  Agreement  following  an  Event  of Acceleration,  shall  be  assigned  by  the  Debtor  as  directed  by  the  Secured  Party.   For  greater certainty,  no  Intellectual  Property  Right  in  any  trade-mark,  get-up  or  trade  dress  is  presently assigned  to  the  Secured  Party  by  sole  virtue  of  the  grant  of  the  Security  Interests  contained  in Section  2.  4.  Security  Interests  Absolute.  The  Security  Interests  granted  hereby  and  all  rights  of  the Secured  Party  hereunder  and  all  obligations  of  the  Debtor  hereunder  are  unconditional  and absolute  and  independent  and  separate  from  any  other  security  for  the  Secured  Liabilities, whether  executed  by  the  Debtor  or  any  other  Person.  5.  Attachment;  No  Obligation  to  Advance.   The  Debtor  confirms  that  value  has  been given  by  the  Secured  Party  to  the  Debtor,  that  the  Debtor  has  rights  in  the  Collateral  existing  at the  date  of  this  Agreement  and  that  the  Debtor  and  the  Secured  Party  have  not  agreed  to      500713845  v2

-5   postpone  the  time  for  attachment  of  the  Security  Interests  to  any  of  the  Collateral.  The  Security Interests  shall  have  effect  and  be  deemed  to  be  effective  whether  or  not  the  Secured  Liabilities  or any  part  thereof  are  owing  or  in  existence  before  or  after  or  upon  the  date  of  this  Agreement. Neither  the  execution  and  delivery  of  this  Agreement  nor  the  provision  of  any  financial accommodation  by  the  Secured  Party  shall  oblige  the  Secured  Party  to  make  any  financial accommodation  or  further  financial  accommodation  available  to  the  Debtor  or  any  other  Person.  6.  Representations  and  Warranties.   The  Debtor  represents  and  warrants  to  the  Secured Party  that:   (a)  as  of  the  date  hereof,  all  of  the  information  set  out  in  Schedule  A  is  accurate  and  complete;   (b)  this  Agreement  constitutes  a  legal,  valid  and  binding  obligation  of  the  Debtor,  enforceable  against  it  in  accordance  with  its  terms  (except  as  such  enforceability may  be  limited  by  applicable  bankruptcy,  insolvency,  reorganization  or  similar laws  affecting  creditors'  rights  generally  and  by  principles  of  equity);  (c)  the  entering  into  of  this  Agreement  and  the  performance  by  the  Debtor  of  its  obligations  hereunder  does  not  and  will  not  contravene,  breach  or  result  in  any default  under  the  Organizational  Documents  of  the  Debtor  or  any  requirement  of Requirements  of  Law  or  result  in  the  creation  of  any  Lien  (other  than  the  Security Interests  granted  herein);   (d)  no  authorization,  consent  or  approval  of,  or  filing  with  or  notice  to,  any  Person  or  Governmental  Authority  is  required  in  connection  with  the  execution  and  delivery of  this  Agreement  by  the  Debtor  or  the  performance  of  this  Agreement  by  the Debtor;   (e)  there  is  no  court,  administrative,  regulatory  or  similar  action  (whether  civil,  quasi- criminal,   or   criminal),   arbitration   or   other   dispute   settlement   procedure, investigation  or  enquiry  by  any  Governmental  Authority,  or  any  similar  matter  or action  against  or  involving  the  Debtor,  whether  in  progress  or  threatened,  which, if  determined  adversely  to  the  Debtor,  would  have  a  Material  Adverse  Effect;  (f)  the  Debtor  does  not  have  or  use  a  French  form  of  name  or  a  combined  English  and  French  form  of  name;  (g)  the  Pledged  Securities  have  been  duly  authorized  and  validly  issued  and  are  fully  paid  and  non-assessable;   (h)  there  are  no  outstanding  warrants,  options  or  other  rights  to  purchase,  or  other  agreements  outstanding  with  respect  to,  or  property  that  is  now  or  hereafter convertible  into,  or  that  requires  the  issuance  or  sale  of,  any  Pledged  Shares;  the  Debtor  is  the  registered  and  beneficial  owner  of  the  Pledged  Securities;

 -6  (j) there  are  no  restrictions  on  the  voting  rights  associated  with,  or  upon  the  transfer of,  any  of  the  Pledged  Securities  other  than  as  set  out  in  the  Organizational Documents  or  required  by  Requirements  of  Law;  (k)  all  necessary  approvals  and  consents  have  been  obtained  in  order  to  permit  the  Debtor  to  subject  the  interest  of  the  Debtor  in  the  Collateral  to  the  Security Interest  created  by  this  Agreement  and  to  permit  the  transfer  of  the  Pledged Securities  and  any  other  property  forming  part  of  the  Collateral  from  time  to  time to  the  Secured  Party  or  its  nominee  or  any  other  Person  in  the  event  of  realization in  accordance  with  the  provisions  of  Section  11  hereof;   (1)  the  Pledged  Securities  are  the  sole  property  of  the  Debtor  free  from  any  liens,  charges,  security  interests,  encumbrances  or  any  rights  of  others  other  than Permitted  Liens;   (m)  all  of  the  Pledged  Securities  are  Certificated  Securities  and  are  "securities"  for  the  purposes  of  the  STA;   (n)  this  Agreement  creates  a  valid  first  perfected  security  interest  in  the  Pledged  Securities  subject  to  any  Permitted  Liens;   (o)  the  Debtor  does  not  own  or  have  any  interest  in  any  Securities  Accounts,  Security  Entitlements,  Futures  Contracts  or  Uncertificated  Securities;  and   (p)  there  is  no  existing  agreement,  option,  right  or  privilege  capable  of  becoming  an  agreement  or  option  pursuant  to  which  the  Debtor  could  be  required  to  sell  or otherwise  dispose  of  any  of  the  Pledged  Shares  other  than  as  set  out  in  the  Loan Agreement.  7.  Survival  of  Representations  and  Warranties.  All  representations  and  warranties  made by  the  Debtor  in  this  Agreement  (a)  are  material,  (b)  shall  be  considered  to  have  been  relied  on by  the  Secured  Party,  and  (c)  shall  survive  the  execution  and  delivery  of  this  Agreement  or  any investigation  made  at  any  time  by  or  on  behalf  of  the  Secured  Party  and  any  disposition  or payment  of  the  Secured  Liabilities  until  the  Release  Date.   8. Covenants.  The  Debtor  covenants  and  agrees  with  the  Secured  Party  that: (a)  Marking  of  Collateral.  The  Debtor  shall  keep  and  maintain  accurate  and  complete  records  of  the  Collateral,  including  a  record  of  all  payments  received  and  all credits  granted  with  respect  to  the  Accounts  and  Contracts.  At  the  written  request of  the  Secured  Party,  the  Debtor  shall  mark  any  Collateral  specified  by  the Secured  Party  to  evidence  the  existence  of  the  Security  Interests.   (b)  Maintenance  of  Registrations.   The  Debtor  shall  maintain  in  good  standing  all  registrations  and  applications  with  respect   to  the  Intellectual  Property  Rights except  to  the  extent  that  any  failure  to  do  so  could  not  reasonably  be  expected  to result  in  a  Material  Adverse  Effect.       500713845  v2

-7   (c)  Further  Identification  of  Collateral.   The  Debtor  shall  promptly  furnish  to  the  Secured  Party  such  statements  and  schedules  further  identifying  and  describing the  Collateral,  and  such  other  reports  in  connection  with  the  Collateral,  as  the Secured  Party  may  from  time  to  time  reasonably  request,  including  an  updated  list of  "serial  number"  goods  owned  by  the  Debtor  and  classified  as  Equipment.  (d)  Agreements  re  Intellectual  Property  Rights.  Promptly  upon  request  from  time  to  time  by  the  Secured  Party,  the  Debtor  shall  authorize,  execute  and  deliver  any  and all  agreements,  instruments,  documents  and  papers  that  the  Secured  Party  may request  to  evidence  the  Security  Interests  in  any  Intellectual  Property  Rights  and, where  applicable,  the  goodwill  of  the  business  of  the  Debtor  connected  with  the use  of,  and  symbolized  by,  any  such  Intellectual  Property  Rights.  (e)  Instruments;  Documents  of  Title;  Chattel  Paper.   Promptly  upon  request  from  time  to  time  by  the  Secured  Party,  the  Debtor  shall  deliver  to  the  Secured  Party, endorsed  and/or  accompanied  by  such  instruments  of  assignment  and  transfer  in such  form  and  substance  as  the  Secured  Party  may  reasonably  request,  any  and  all Instruments,  Documents  of  Title  and  Chattel  Paper  included  in  or  relating  to  the Collateral  as  the  Secured  Party  may  specify  in  its  request.  Pledged  Certificated  Securities.  The  Debtor  shall  deliver  to  the  Secured  Party  any and  all  Pledged  Security  Certificates  and  other  materials  as  may  be  required  from time  to  time  to  provide  the  Secured  Party  with  control  over  all  Pledged Certificated  Securities  in  the  manner  provided  under  section  23  of  the  STA.  At the  request  of  the  Secured  Party,  the  Debtor  shall  cause  all  Pledged  Security Certificates  to  be  registered  in  the  name  of  the  Secured  Party  or  its  nominee  (g)  Partnerships,  Limited  Liability  Companies.    The  Debtor  shall  ensure  that  the  terms  of  any  interest  in  a  partnership  or  limited  liability  company  that  is  Collateral shall  expressly  provide  that  such  interest  is  a  "security"  for  the  purposes  of  the STA.  (h)  Transfer  Restrictions.   If  the  Organizational  Documents  of  any  Pledged  Issuer  restrict  the  transfer  of  the  Securities  of  such  Pledged  Issuer,  then  the  Debtor  shall deliver  to  the  Secured  Party  a  certified  copy  of  a  resolution  of  the  directors, shareholders,  unitholders  or  partners  of  such  Pledged  Issuer,  as  applicable, consenting  to  the  transfer(s)  contemplated  by  this  Agreement,  including  any prospective  transfer  of  the  Collateral  by  the  Secured  Party  upon  a  realization  on the  Security  Interests.  (i)  Liens.  The  Debtor  shall  preserve,  protect  and  defend  in  all  material  respects  the  Collateral,  including,  if  appropriate  (in  the  reasonable  judgement  of  the  Debtor), prosecution  of  suits  to  enforce  any  right  of  the  Debtor  and  enforcement  of  any claims  with  respect  thereto  and,  except  as  otherwise  provided  herein,  keep  the Collateral  free  and  clear  of  all  Liens  other  than  as  specifically  permitted  by  the Loan  Agreement  and  any  other  Loan  Document.        500713845  v2

-8   (j) Disposition;  Transfer.  The  Debtor  shall  not  sell  or  dispose  of,  transfer,  relinquish, or  agree  to  pledge,  encumber,  mortgage,  charge  or  otherwise  deal  with  any  of  its interest  in  the  Collateral  other  than  as  specifically  permitted  by  the  Loan Agreement  or  any  other  Loan  Document.  (k)  Certificated  Securities.   The  Debtor  shall  not  permit  any  issuance  of  additional  Securities  in  the  capital  of  the  Pledged  Issuers  unless  all  such  additional  Securities are  Certificated  Securities,  are  permitted  by  the  Loan  Agreement  and  are forthwith  delivered  to  the  Secured  Party.   (1)  Notices.    The  Debtor  shall  advise  the  Secured  Party  promptly,  in  reasonable  detail,  of  any:  (i)  change  to  a  Pledged  Securities  Intermediary's  Jurisdiction,  Pledged  Issuer's  Jurisdiction  or  Pledged  Future  Intermediary's  Jurisdiction;   (ii)  change   in   the   location   of   the   jurisdiction   of   incorporation   or  amalgamation,  chief  executive  office,  or  domicile  of  the  Debtor;   (iii) change  in  the  name  of  the  Debtor;  (iv)  merger,  consolidation  or  amalgamation  of  the  Debtor  with  any  other  Person;  (v)  additional  jurisdiction  in  which  the  Debtor  carries  on  business  or  has  tangible  Personal  Property;   (vi)  additional  jurisdiction  in  which  material  account  debtors  of  the  Debtor  are  located;   (vii) acquisition  of  any  right,  title  or  interest  in  real  property  by  the  Debtor; (viii)  acquisition  of  any  Intellectual  Property  Rights  which  are  the  subject  of  a  registration  or  application  with  any  governmental  intellectual  property  or other  governing  body  or  registry,  or  which  are  material  to  the  Debtor's business;   (ix) acquisition  of  any  Instrument,  Document  of  Title  or  Chattel  Paper;  (x) creation  or  acquisition  of  any  subsidiary  of  the  Debtor;  or (xi)  Lien  (other  than  Permitted  Liens)  on,  or  claim  asserted  against,  any  of  the  Collateral.  The  Debtor  shall  not  effect  or  permit  any  of  the  changes  referred  to  in  this  section above  unless  all  filings  have  been  made  and  all  other  actions  taken   (to  the  extent, for  greater  certainty,  such  filings  and  actions  may  be  taken  prior  to  such  changes) that  are  required  in  order  for  the  Secured  Party  to  continue  at  all  times  following      500713845  v2

-9   such  change  to  have  a  valid  and  perfected  first  priority  Security  Interest  with respect  to  all  of  the  Collateral.  (m)  Certificated  Securities.  The  Debtor  shall  not  acquire  any  Securities  unless  all  such  additional  Securities  are  Certificated  Securities  and  are  forthwith  delivered  to  the Secured  Party,  together  with  all  other  materials  as  may  be  required  from  time  to time  to  provide  the  Secured  Party  with  control  over  all  Pledged  Certificated Securities  in  the  manner  provided  under  section  23  of  the  STA.  (n)  Security  Entitlements,   Securities  Accounts,  Future  Contracts,  Uncertificated  Securities.  The  Debtor  shall  not  acquire  any  Security  Entitlement,  Securities Account,  Futures  Contract  or   Uncertificated  Security  without,  prior  to  acquiring such  property,  delivering  to  the  Secured  Party  all  agreements,  instruments, documents  and  other  material  required,  and  doing  all  acts  necessary,  to  ensure  that the  Secured  Party  has  and  will  continue  to  have  a  valid  and  perfected  first  priority Security  Interest  on  such  property.  9.  Voting  Rights.   Unless  an  Event  of  Acceleration  has  occurred  and  is  continuing,  the Debtor  shall  be  entitled  to  exercise  all  voting  power  from  time  to  time  exercisable  with  respect  to the  Pledged  Shares  and  give  consents,  waivers  and  ratifications  with  respect  thereto;  provided, however,  that  no  vote  shall  be  cast  or  consent,  waiver  or  ratification  given  or  action  taken  which would  be,  or  would  have  a  reasonably  likelihood  of  being,  prejudicial  to  the  interests  of  the Secured  Party  or  imposing  any  restriction  on  the  transferability  of  any  of  the  Collateral.  Unless an  Event  of  Acceleration  has  occurred  and  is  continuing,  the  Secured  Party  shall,  from  time  to time  at  the  request  and  expense  of  the  Debtor,  execute  or  cause  to  be  executed,  with  respect  to  all Pledged  Securities  that  are  registered  in  the  name  of  the  Secured  Party  or  its  nominee,  valid proxies  appointing  the  Debtor  as  its  (or  its  nominee's)  proxy  to  attend,  vote   and  act  for  and  on behalf  of  the  Secured  Party  or  such  nominee,  as  the  case  may  be,  at  any  and  all  meetings  of  the applicable  Pledged  Issuer's  shareholders,  unitholders  or  debt  holders,  all  Pledged  Securities  that are  registered  in  the  name  of  the  Secured  Party  or  such  nominee,  as  the  case  may  be,  and  to execute  and  deliver,  consent  to  or  approve  or  disapprove  of  or  withhold  consent  to  any resolutions  in  writing  of  shareholders,  unitholders  or  debt  holders  of  the  applicable  Pledged Issuer  for  and  on  behalf  of  the  Secured  Party  or  such  nominee,  as  the  case  may  be.  Immediately upon  the  occurrence  and  during  the  continuance  of  any  Event  of  Acceleration,  all  such  rights  of the  Debtor  to  vote  and  give  consents,  waivers  and  ratifications  shall  cease  and  the  Secured  Party or  its  nominee  shall  be  entitled  to  exercise  all  such  voting  rights  and  to  give  all  such  consents, waivers  and  ratifications.  10.  Dividends;  Interest.   Unless  an  Event  of  Acceleration  has  occurred  and  is  continuing, the  Debtor  shall  be  entitled  to  receive  any  and  all  cash  dividends,  interest,  principal  payments and  other  forms  of  cash  distribution  on  the  Pledged  Shares  which  it  is  otherwise  entitled  to receive,  but  any  and  all  stock  and/or  liquidating  dividends,  distributions  of  property,  returns  of capital  or  other  distributions  made  on  or  with  respect  to  the  Pledged  Shares,  whether  resulting from  a  subdivision,  combination  or  reclassification  of  the  outstanding  capital  stock  of  any Pledged  Issuer  or  received  in  exchange  for  the  Pledged  Shares  or  any  part  thereof  or  as  a  result  of any  amalgamation,  merger,  consolidation,  acquisition  or  other  exchange  of  property  to  which any  Pledged  Issuer  may  be  a  party  or  otherwise,  and  any  and  all  cash  and  other  property  received      500713845  v2

-  10  -  in  exchange  for  any  Pledged  Shares  shall  be  and  become  part  of  the  Collateral  subject  to  the Security  Interests  and,  if  received  by  the  Debtor,  shall  forthwith  be  delivered  to  the  Secured Party  or  its  nominee  (accompanied,  if  appropriate,  by  proper  instruments  of  assignment  and/or stock  powers  of  attorney  executed  by  the  Debtor  in  accordance  with  the  Secured  Party's instructions)  to  be  held  subject  to  the  terms  of  this  Agreement;  and  if  any  of  the  Pledged  Security Certificates  have  been  registered  in  the  name  of  the  Secured  Party  or  its  nominee,  the   Secured Party  shall  execute  and  deliver  (or  cause  to  be  executed  and  delivered)  to  the  Debtor  all  such dividend  orders  and  other  instruments  as  the  Debtor  may  request  for  the  purpose  of  enabling  the Debtor  to  receive  the  dividends,  distributions  or  other  payments  which  the  Debtor  is  authorized to  receive  and  retain  pursuant  to  this  Section.   If  an  Event  of  Acceleration  has  occurred  and  is continuing,  all  rights  of  the  Debtor  pursuant  to  this  Section  shall  cease  and  the  Secured  Party shall  have  the  sole  and  exclusive  right  and  authority  to  receive  and  retain  the  cash  dividends, interest,  principal  payments  and  other  forms  of  cash  distribution  which  the  Debtor  would otherwise  be  authorized  to  retain  pursuant  to  this  Section.  Any  money  and  other  property  paid over  to  or  received  by  the  Secured  Party  pursuant  to  the  provisions  of  this  Section  shall  be retained  by  the  Secured  Party  as  additional  Collateral  hereunder  and  be  applied  in  accordance with  the  provisions  of  this  Agreement.  11.  Rights  on  Event  of  Acceleration.   If  an  Event  of  Acceleration  has  occurred  and  is continuing,  then  and  in  every  such  case  all  of  the  Secured  Liabilities  shall,  at  the  option  of  the Secured  Party,  become  immediately  due  and  payable  and  the  Security  Interests  shall  become enforceable  and  the  Secured  Party,  in  addition  to  any  rights  now  or  hereafter  existing  under Requirements  of  Law  may,  personally  or  by  agent,  at  such  time  or  times  as  the  Secured  Party  in its  discretion  may  determine,  do  any  one  or  more  of  the  following:   (a)  Rights  under  PPSA,  etc.    Exercise  all  of  the  rights  and  remedies  granted  to  secured  parties  under  the  PPSA  and  any  other  applicable  statute,  or  otherwise available  to  the  Secured  Party  by  contract,  at  law  or  in  equity.   (b)  Demand  Possession.  Demand  possession  of  any  or  all  of  the  Collateral,  in  which  event  the  Debtor  shall,  at  the  expense  of  the  Debtor,  immediately  cause  the Collateral  designated  by  the  Secured  Party  to  be  assembled  and  made  available and/or  delivered  to  the  Secured  Party  at  any  place  designated  by  the  Secured Party.  (c)  Take  Possession.  Enter  on  any  premises  where  any  Collateral  is  located  and  take  possession  of,  disable  or  remove  such  Collateral.   (d)  Deal  with  Collateral.  Hold,  store  and  keep  idle,  or  operate,  lease  or  otherwise  use  or  permit  the  use  of,  any  or  all  of  the  Collateral  for  such  time  and  on  such  terms  as the  Secured  Party  may  determine,  and  demand,  collect  and  retain  all  earnings  and other  sums  due  or  to  become  due  from  any  Person  with  respect  to  any  of  the Collateral.   (e)  Carry  on  Business.   Carry  on,  or  concur  in  the  carrying  on  of,  any  or  all  of  the  business  or  undertaking  of  the  Debtor  and  enter  on,  occupy  and  use  (without        500713845  v2

-  11  -charge  by  the  Debtor)  any  of  the  premises,  buildings,  plant  and  undertaking  of,  or occupied  or  used  by,  the  Debtor.   (f)  Enforce  Collateral.   Seize,  collect,  receive,  enforce  or  otherwise  deal  with  any  Collateral  in  such  manner,  on  such  terms  and  conditions  and  at  such  times  as  the Secured  Party  deems  advisable.  (g)  Dispose  of  Collateral.   Realize  on  any  or  all  of  the  Collateral  and  sell,  lease,  assign,  give  options  to  purchase,  or  otherwise  dispose  of  and  deliver  any  or  all  of the  Collateral  (or  contract  to  do  any  of  the  above),  in  one  or  more  parcels  at  any public  or  private  sale,  at  any  exchange,  broker's  board  or  office  of  the  Secured Party  or  elsewhere,  with  or  without  advertising  or  other  formality,  except  as required  by  Requirements  of  Law,  on  such  terms   and  conditions  as  the  Secured Party  may  deem  advisable  and  at  such  prices  as  it  may  deem  best,  for  cash  or  on credit  or  for  future  delivery  to  the  extent  permitted  by  Requirements  of  Law.   (h)  Court-Approved  Disposition  of  Collateral.   Obtain  from  any  court  of  competent  jurisdiction  an  order  for  the  sale  or  foreclosure  of  any  or  all  of  the  Collateral.   (i)  Purchase  by  Secured  Party.   At  any  public  sale,  and  to  the  extent  permitted  by  Requirements  of  Law  on  any  private  sale,  bid  for  and  purchase  any  or  all  of  the Collateral  offered  for  sale  and,  upon  compliance  with  the  terms  of  such  sale,  hold, retain,   sell   or   otherwise   dispose   of  such   Collateral   without   any   further accountability  to  the  Debtor  or  any  other  Person  with  respect  to  such  holding, retention,  sale  or  other  disposition,  except  as  required  by  Requirements  of  Law. In  any  such  sale  to  the  Secured  Party,  the  Secured  Party  may,  for  the  purpose  of making  payment  for  all  or  any  part  of  the  Collateral  so  purchased,  use  any  claim for  any  or  all  of  the  Secured  Liabilities  then  due  and  payable  to  it  as  a  credit against  the  purchase  price.  (j)  Collect  Accounts.  Notify  (whether  in  its  own  name  or  in  the  name  of  the  Debtor)  the  account  debtors  under  any  Accounts  of  the  Debtor  of  the  assignment  of  such Accounts  to  the  Secured  Party  and  direct  such  account  debtors  to  make  payment of  all  amounts  due  or  to  become  due  to  the  Debtor  with  respect  to  such  Accounts directly  to  the  Secured  Party  and,  upon  such  notification  and  at  the  expense  of  the Debtor,  enforce  collection  of  any  such  Accounts,  and  adjust,  settle  or  compromise the  amount  or  payment  of  such  Accounts,  in  such  manner  and  to  such  extent  as the  Secured  Party  deems  appropriate  in  the  circumstances.   (k)  Transfer  of  Collateral.   Transfer  any  Collateral  that  is  Pledged  Shares  into  the  name  of  the  Secured  Party  or  its  nominee.   (1)  Voting.  Vote  any  or  all  of  the  Pledged  Shares  (whether  or  not  transferred  to  the  Secured  Party  or  its  nominee)  and  give  or  withhold  all  consents,  waivers  and ratifications  with  respect  thereto  and  otherwise  act  with  respect  thereto  as  though it  were  the  outright  owner  thereof.        500713845  v2

-  12  -  (m)  Exercise  Other  Rights.   Exercise  any  and  all  rights,  privileges,  entitlements  and  options  pertaining  to  any  Collateral  that  is  Pledged  Shares  as  if  the  Secured  Party were  the  absolute  owner  of  such  Pledged  Shares.  (n)  Dealing  with  Contracts  and  Permits.  Deal  with  any  and  all  Contracts  and  permits  to  the  same  extent  as  the  Debtor  might  (including  the  enforcement,  realization, sale,  assignment,  transfer  and  requirement  for  continued  performance),  all  on  such terms  and  conditions  and  at  such  time  or  times  as  may  seem  advisable  to  the Secured  Party.   (o)  Payment  of  Liabilities.    Pay  any  liability  secured  by  any  Lien  against  any  Collateral.  The  Debtor  shall  immediately  on  demand  reimburse  the  Secured  Party for  all  such  payments  and,  until  paid,  any  such  reimbursement  obligation  shall form  part  of  the  Secured  Liabilities  and  shall  be  secured  by  the  Security  Interests.   (P)  Borrow  and  Grant  Liens.   Borrow  money  for  the  maintenance,  preservation  or  protection  of  any  Collateral  or  for  carrying  on  any  of  the  business  or  undertaking of  the  Debtor  and  grant  Liens  on  any  Collateral (in  priority  to  the  Security Interests  or  otherwise)  as  security  for  the  money  so  borrowed.  The  Debtor  shall immediately  on  demand  reimburse  the  Secured  Party  for  all  such  borrowings  and, until  paid,  any  such  reimbursement  obligations  shall  form  part  of  the  Secured Liabilities  and  shall  be  secured  by  the  Security  Interests.  (q)  Appoint  Receiver.  Appoint  by  instrument  in  writing  one  or  more  Receivers  of  the  Debtor  or  any  or   all  of  the  Collateral  with  such  rights,  powers  and  authority (including  any  or  all  of   the  rights,  powers  and  authority  of  the  Secured  Party under  this  Agreement)  as  may  be  provided  for  in  the  instrument  of  appointment  or any  supplemental  instrument,  and  remove  and  replace  any  such  Receiver  from time  to  time.   To  the  extent  permitted  by  Requirements  of  Law,  any  Receiver appointed  by  the  Secured  Party  shall  be  considered  to  be  the  agent  of  the  Debtor and  not  of  the  Secured  Party.  (r)  Court-Appointed  Receiver.   Obtain  from  any  court  of  competent  jurisdiction  an  order  for  the  appointment  of  a  Receiver  of  the  Debtor  or  of  any  or  all  of  the Collateral.   (s)  Consultants.   Require  the  Debtor  to  engage  a  consultant  of  the  Secured  Party's  choice,  or  engage  a  consultant  on  its  own  behalf,  such  consultant  to  receive  the full  cooperation  and  support  of  the  Debtor  and  its  agents  and  employees, including  unrestricted  access  to  the  premises  of  the  Debtor  and  the  Books  and Records;  all  reasonable  fees  and  expenses  of  such  consultant  shall  be  for  the account  of  the  Debtor  and  the  Debtor  hereby  authorizes  any  such  consultant  to report  directly  to  the  Secured  Party  and  to  disclose  to  the  Secured  Party  any  and all  information  obtained  in  the  course  of  such  consultant's  employment.  Where  no  rights  shall  be  exercised  other  than  following  the  giving  of  notice  by  the  Secured  Party to  the  Debtor,  which  notice  has  not  been  rescinded,  the  Secured  Party  may  exercise  any  or  all  of      500713845  v2

-  13  -  the  foregoing  rights  and  remedies  without  demand  of  performance  or  other  demand,  presentment, protest,  advertisement  or  notice  of  any  kind  (except  as  required  by  Requirements  of  Law)  to  or on  the  Debtor  or  any  other  Person,  and  the  Debtor  hereby  waives  each  such  demand, presentment,  protest,  advertisement  and  notice  to  the  extent  permitted  by  Requirements  of  Law. None  of  the  above  rights  or  remedies  shall  be  exclusive  of  or  dependent  on  or  merge  in  any  other right  or  remedy,  and  one  or  more  of  such  rights  and  remedies  may  be  exercised  independently  or in  combination  from  time  to  time.  The  Debtor  acknowledges  and  agrees  that  any  action  taken  by the  Secured  Party  hereunder  following  the  occurrence  and  during  the  continuance  of  an   Event  of Acceleration  shall  not  be  rendered  invalid  or  ineffective  as  a  result  of  the  curing  of  the  Event  of Default  on  which  such  action  was  based.  12.  Realization  Standards.  To  the  extent  that  Requirements  of  Law  imposes  duties  on  the Secured  Party  to  exercise  remedies  in  a  commercially  reasonable  manner  and  without  prejudice to  the  ability  of  the  Secured  Party  to  dispose  of  the  Collateral  in  any  such  manner,  the  Debtor acknowledges  and  agrees  that  it  is  not  commercially  unreasonable  for  the  Secured  Party  to  (or not  to) (a)  incur  expenses  reasonably  deemed  necessary  by  the  Secured  Party  to  prepare  the Collateral  for  disposition  or  otherwise  to  complete  raw  material  or  work  in  process  into  finished goods  or  other  finished  products  for  disposition,  (b)  fail  to  obtain  third  party  consents  for  access to  the  Collateral  to  be  disposed  of,  (c)  fail  to  exercise  collection  remedies  against  account  debtors or  other  Persons  obligated  on  the  Collateral  or  to  remove  Liens  against  the  Collateral, (d) exercise  collection  remedies  against  account  debtors  and  other  Persons  obligated  on  the Collateral  directly  or  through  the  use  of  collection  agencies  and  other  collection  specialists,  (e) dispose  of  Collateral  by  way  of  public  auction,  public  tender  or  private  contract,  with  or  without advertising  and  without  any  other  formality,  (f)  contact  other  Persons,  whether  or  not  in  the  same business  of  the  Debtor,  for  expressions  of  interest  in  acquiring  all  or  any  portion  of  the Collateral, (g)  hire  one  or  more  professional  auctioneers  to  assist  in  the  disposition  of  the Collateral,  whether  or  not  the  Collateral  is  of  a  specialized  nature  or  an  upset  or  reserve  bid  or price  is  established,  (h)  dispose  of  the  Collateral  by  utilizing  internet  sites  that  provide  for  the auction  of  assets  of  the  types  included  in  the  Collateral  or  that  have  the  reasonable  capacity  of doing  so,  or  that  match  buyers  and  sellers  of  assets,  (i)  dispose  of  assets  in  wholesale  rather  than retail  markets,  (j)  disclaim  disposition  warranties,  such  as  title,  possession  or  quiet  enjoyment,  (k)  purchase  insurance  or  credit  enhancements  to  insure  the  Secured  Party  against  risks  of  loss, collection  or  disposition  of  the  Collateral  or  to  provide  to  the  Secured  Party  a  guaranteed  return from  the  collection  or  disposition  of  the  Collateral,  (1)  to  the  extent  deemed  necessary  by  the Secured  Party,  obtain  the  services  of  other  brokers,  investment  bankers,  consultants  and  other professionals  to  assist  the  Secured  Party  in  the  collection  or  disposition  of  any  of  the  Collateral,  (m)  dispose  of  Collateral  in  whole  or  in  part,  (n)  dispose  of  Collateral  to  a  customer  of  the Secured  Party,  and  (o)  establish  an  upset  or  reserve  bid  price  with  respect  to  Collateral.  13.  Grant  of  Licence.   For  the  purpose  of  enabling  the  Secured  Party  to  exercise  its  rights and  remedies  under  this  Agreement  when  the  Secured  Party  is  entitled  to  exercise  such  rights  and remedies,  and  for  no  other  purpose,  the  Debtor  grants  to  the  Secured  Party  an  irrevocable, non-exclusive  licence   (exercisable  without  payment  of  royalty  or  other  compensation  to  the Debtor)  to  use,  assign  or  sublicense  any  or  all  of  the  Intellectual  Property  Rights,  including  in such  licence  reasonable  access  to  all  media  in  which  any  of  the  licensed  items  may  be  recorded or  stored  and  to  all  computer  programs  used  for  the  compilation  or  printout  of  the  same.  For  any trade-marks,  get-up  and  trade  dress  and  other  business  indicia,  such  licence  includes  an     500713845  v2

-  14  -  obligation  on  the  part  of  the  Secured  Party  to  maintain  the  standards  of  quality  maintained  by  the Debtor  or,  in  the  case  of  trade-marks,  get-up  and  trade  dress  or  other  business  indicia  licensed  to the  Debtor,  the  standards  of  quality  imposed  upon  the  Debtor  by  the  relevant  licence.   For copyright  works,  such  licence  shall  include  the  benefit  of  any  waivers  of  moral  rights  and  similar rights.  The  licence  granted  under  this  Section  shall  expire  on  the  Release  Date.  14.  Securities  Laws.   The  Secured  Party  is  authorized,  in  connection  with  any  offer  or  sale of  any  Pledged  Shares,  to  comply  with  any  limitation  or  restriction  as  it  may  be  advised  by counsel  is  necessary  to  comply  with  Requirements  of  Law,  including  compliance  with procedures  that  may  restrict  the  number  of  prospective  bidders  and  purchasers,  requiring  that prospective  bidders  and  purchasers  have  certain  qualifications,  and  restricting  prospective bidders  and  purchasers  to  Persons  who  will  represent  and  agree  that  they  are  purchasing  for  their own  account  or  investment  and  not  with  a  view  to  the  distribution  or  resale  of  such  Securities.  In addition  to  and   without  limiting  Section  12,  the  Debtor  further  agrees  that  compliance  with  any such  limitation  or  restriction  shall  not  result  in  a  sale  being  considered  or  deemed  not  to  have been  made  in  a  commercially  reasonable  manner,  and  the  Secured  Party  shall  not  be  liable  or accountable  to  the  Debtor  for  any  discount  allowed  by  reason  of  the  fact  that  such  Pledged Shares  are  sold  in  compliance  with  any  such  limitation  or  restriction.   If  the  Secured  Party chooses  to  exercise  its  right  to  sell  any  or  all  Pledged  Shares,  upon  written  request,  the  Debtor shall  cause  each  applicable  Pledged  Issuer  to  furnish  to  the  Secured  Party  all  such  information  as the  Secured  Party  may  request  in  order  to  determine   the  number  of  shares  and  other  instruments included  in  the  Collateral  which  may  be  sold  by  the  Secured  Party  in  exempt  transactions  under any  Requirements  of  Laws  governing  securities,  and  the  rules  and  regulations  of  any  applicable securities  regulatory  body  thereunder,  as  the  same  are  from  time  to  time  in  effect.  15.  Application  of  Proceeds.  All  Proceeds  of  Collateral  received  by  the  Secured  Party  or  a Receiver  may  be  applied  to  discharge  or  satisfy  any  expenses (including  the  Receiver's remuneration  and  other  expenses  of  enforcing  the  Secured  Party's  rights  under  this  Agreement), Liens  on  the  Collateral  in  favour  of  Persons  other  than  the  Secured  Party,  borrowings,  taxes  and other  outgoings  affecting  the  Collateral  or  which  are  considered  advisable  by  the  Secured  Party or  the  Receiver  to  protect,  preserve,  repair,  process,  maintain  or  enhance  the  Collateral  or  prepare it  for  sale,  lease  or  other  disposition,  or  to  keep  in  good  standing  any  Liens  on  the  Collateral ranking  in   priority  to  any  of  the  Security  Interests,  or  to  sell,  lease  or  otherwise  dispose  of  the Collateral.   The  balance  of  such  Proceeds  may,  at  the  sole  discretion  of  the  Secured  Party,  be held  as  collateral  security  for  the  Secured  Liabilities  or  be  applied  to  such  of  the  Secured Liabilities  (whether  or  not  the  same  are  due  and  payable)  in  such  manner  and  at  such  times  as  the Secured  Party  considers  appropriate  and  thereafter  shall  be  accounted  for  as  required  by Requirements  of  Law.  16.  Continuing  Liability  of  Debtor.    The  Debtor  shall  remain  liable  for  any  Secured Liabilities  that  are  outstanding  following  realization  of  all  or  any  part  of  the  Collateral  and  the application  of  the  Proceeds  thereof  17.  Secured  Party's  Appointment  as  Attorney-in-Fact.  Effective  upon  the  occurrence  and during  the  continuance  of  an  Event  of  Acceleration,  the  Debtor  constitutes  and  appoints  the Secured  Party  and  any  officer  or  agent  of  the  Secured  Party,  with  full  power  of  substitution,  as the  Debtor's  true  and  lawful  attorney-in-fact  with  full  power  and  authority  in  the  place  of  the      500713845  v2

-  15  -  Debtor  and  in  the  name  of  the  Debtor  or,  in  its  own  name,  from  time  to  time  in  the  Secured Party's  discretion,  to  take  any  and  all  appropriate  action  and  to  execute  any  and  all  documents and  instruments  as,  in  the  opinion  of  such  attorney,  may  be  necessary  or  desirable  to  accomplish the  purposes  of  this  Agreement.  Without  limiting  the  effect  of  this  Section,  the  Debtor  grants  the Secured  Party  an  irrevocable  proxy  to  vote  the  Pledged  Shares  and  to  exercise  all  other  rights, powers,  privileges  and  remedies  to  which  a  holder  thereof  would  be  entitled  (including  giving  or withholding  written  consents  of  shareholders,  calling  special  meetings  of  shareholders  and  voting at  such  meetings),  which  proxy  shall  be  effective,  automatically  and  without  the  necessity  of  any action  (including  any  transfer  of  any  Pledged  Shares  on  the  books  and  records  of  a  Pledged Issuer  or  Pledged  Securities  Intermediary,  as  applicable),  upon  the  occurrence  of  an  Event  of Acceleration.   These  powers  are  coupled  with  an  interest  and  are  irrevocable  until  the  Release Date.  Nothing  in  this  Section  affects  the  right  of  the  Secured  Party  as  secured  party  or  any  other Person  on  the  Secured  Party's   behalf,  to  sign  and  file  or  deliver  (as  applicable)  all  such  financing statements,  financing  change  statements,  notices,  verification  statements  and  other  documents relating  to  the  Collateral  and  this  Agreement  as  the  Secured  Party  or  such  other  Person  considers appropriate.  The  Debtor  hereby  ratifies  and  confirms,  and  agrees  to  ratify  and  confirm,  whatever lawful  acts  the  Secured  Party  or  any  of  the  Secured  Party's  sub-agents,  nominees  or  attorneys  do or  purport  to  do  in  exercise  of  the  power  of  attorney  granted  to  the  Secured  Party  pursuant  to  this Section.  18.  Performance  by  Secured  Party  of  Debtor's  Obligations.  If  the  Debtor  fails  to  perform or  comply  with  any  of  the  obligations  of  the  Debtor  under  this  Agreement,  the  Secured  Party may,  but  need  not,  perform  or  otherwise  cause  the  performance  or  compliance  of  such obligation,  provided  that  such  performance  or  compliance  shall  not  constitute  a  waiver,  remedy or  satisfaction  of  such  failure.   The  expenses  of  the  Secured  Party  incurred  in  connection  with any  such  performance  or  compliance  shall  be  payable  by  the  Debtor  to  the  Secured  Party immediately  on  demand,  and  until  paid,  any  such  expenses  shall  form  part  of  the  Secured Liabilities  and  shall  be  secured  by  the  Security  Interests.  19.  Interest.    If  any  amount  payable  by  the  Debtor  to  the  Secured  Party  under  this Agreement  is  not  paid  when  due,  the  Debtor  shall  pay  to  the  Secured  Party,  immediately  on demand,  interest  on  such  amount  from  the  date  due  until  paid  in  accordance  with  Section  2.3(b) of  the  Loan  Agreement.   All  amounts  payable  by  the  Debtor  to  the  Secured  Party  under  this Agreement,  and  all  interest  on  all  such  amounts  shall  form  part  of  the  Secured  Liabilities  and shall  be  secured  by  the  Security  Interests.  20.  Severability.  Any  provision  of  this  Agreement  that  is  prohibited  or  unenforceable  in  any jurisdiction  shall,  as  to  that  jurisdiction,  be  ineffective  to  the  extent  of  such  prohibition  or unenforceability  and  shall  be  severed  from  the  balance  of  this  Agreement,  all  without  affecting the  remaining  provisions  of  this  Agreement  or  affecting  the  validity  or  enforceability  of  such provision  in  any  other  jurisdiction.   21. Rights  of  Secured  Party;  Limitations  on  Secured  Party's  Obligations.  (a)  Limitations  on  Liability  of  Secured  Party.  The  Secured  Party  shall  not  be  liable  to  the  Debtor  or  any  other  Person  for  any  failure  or  delay  in  exercising  any  of  the rights  of  the  Debtor  under  this  Agreement (including  any  failure  to  take      500713845  v2

-  16  -  possession  of,  collect,  sell,  lease  or  otherwise  dispose  of  any  Collateral,  or  to preserve  rights  against  prior  parties).  Neither  the  Secured  Party,  a  Receiver  nor any  agent  thereof  is  required  to  take,  or  shall  have  any  liability  for  any  failure  to take  or  delay  in  taking,  any  steps  necessary  or  advisable  to  preserve  rights  against other  Persons  under  any  Collateral  in  its  possession.  Neither  the  Secured  Party, any  Receiver  nor  any  agent  thereof  shall  be  liable  for  any,  and  the  Debtor  shall bear  the  full  risk  of  all,  loss  or  damage  to  any  and  all  of  the  Collateral  (including any  Collateral  in  the  possession  of  the  Secured  Party,  any  Receiver,  or  any  agent thereof)  caused  for  any  reason  other  than  the  gross  negligence  or  wilful misconduct  of  the  Secured  Party,  such  Receiver  or  such  agent  thereof.   (b)  Debtor  Remains  Liable  under  Accounts  and  Contracts.    Notwithstanding  any  provision  of  this  Agreement,  the  Debtor  shall  remain  liable  under  each  of  the documents  giving  rise  to  the  Accounts  of  the  Debtor  and  under  each  of  the Contracts  to  observe  and  perform  all  the  conditions  and  obligations  to  be  observed and  performed  by  the  Debtor  thereunder,  all  in  accordance  with  the  terms  of  each such  document  and  Contract.  The  Secured  Party  shall  not  have  any  obligation  or liability  under  any  Account  of  the  Debtor  (or  any  document  giving  rise  thereto)  or Contract  by  reason  of  or  arising  out  of  this  Agreement  or  the  receipt  by  the Secured  Party  of  any  payment  relating  to  such  Account  or  Contract  pursuant hereto,  and  in  particular  (but  without  limitation),  the  Secured  party  shall  not  be obligated  in  any  manner  to  perform  any  of  the  obligations  of  the  Debtor  under  or pursuant  to  any  Account (or  any  document  giving  rise  thereto)  or  under  or pursuant  to  any  Contract  to  make  any  payment,  to  make  any  inquiry  as  to  the nature  or  the  sufficiency  of  any  payment  received  by  it  or  as  to  the  sufficiency  of any  performance  by  any  party  under  any  Account  (or  any  document  giving  rise thereto)  or  under  any  Contract,  to  present  or  file  any  claim,  to  take  any  action  to enforce  any  performance  or  to  collect  the  payment  of  any  amounts  which  may have  been  assigned  to  it  or  to  which  it  may  be  entitled  at  any  time.  (c)  Collections  on  Accounts  and  Contracts.  The  Debtor  shall  be  authorized  to,  at  any  time  that  an  Event  of  Acceleration  is  not  continuing,  collect  its  Accounts  and payments  under  the   Contracts  in  the  normal  course  of  the  business  of  the  Debtor and  for  the  purpose  of  carrying  on  the  same.  If  required  by  the  Secured  Party  at any  time,  any  payments  of  Accounts  or  under  Contracts,  when  collected  by  the Debtor,  shall  be  forthwith (and,  in  any  event,  within  two  Business  Days) deposited  by  the  Debtor  in  the  exact  form  received,  duly  endorsed  by  the  Debtor to  the  Secured  Party  if  required,  in  a  special  collateral  account  maintained  by  the Secured  Party,   and  until  so  deposited,  shall  be  held  by  the  Debtor  in  trust  for  the Secured  Party,  segregated  from  the  other  funds  of  the  Debtor.  All  such  amounts while  held  by  the  Secured  Party  (or  by  the  Debtor  in  trust  for  the  Secured  Party) and  all  income  with  respect  thereto  shall  continue  to  be  collateral  security  for  the Secured  Liabilities  and  shall  not  constitute  payment  thereof  until  applied  as hereinafter  provided.  If  an  Event  of  Acceleration  has  occurred  and  is  continuing, the  Secured  Party  may  apply  all  or  any  part  of  the  amounts  on  deposit  in  such special  collateral  account  on  account  of  the  Secured  Liabilities  in  such  order  as the  Secured  Party  may  elect.   At  the  Secured  Party's  request,  the  Debtor  shall     500713845  v2

-  17  -  deliver  to  the  Secured  Party  any  documents  evidencing  and  relating  to  the agreements  and  transactions  which  gave  rise  to  its  Accounts  and  the  Contracts, including  all  original  orders,  invoices  and  shipping  receipts.   (d)  Analysis  of  Accounts.  At  any  time  and  from  time  to  time,  the  Secured  Party  shall  have  the  right  to  analyze  and  verify  the  Accounts  of  the  Debtor  in  any  manner  and through  any  medium  that  it  reasonably  considers  advisable,  and  the  Debtor  shall furnish  all  such  assistance  and  information  as  the  Secured  Party  may  require  in connection  therewith.  At  any  time  and  from  time  to  time,  the  Secured  Party  may in  its  own  name  or  in  the  name  of  others  (including  the  Debtor)  communicate  with account  debtors  on  the  Accounts  of  the  Debtor  and  parties  to  the  Contracts  to verify  with  them  to  its  satisfaction  the  existence,  status,  amount  and  terms  of  any Account  or  any  Contract.  At  any  time  and  from  time  to  time,  upon  the  Secured Party's  reasonable  request  and  at  the  expense  of  the  Debtor,  the  Debtor  shall furnish  to  the  Secured  Party  reports  showing  reconciliations,  aging  and  test verifications  of,  and  trial  balances  for,  its  Accounts.   (e)  Use  of  Agents.  The  Secured  Party  may  perform  any  of  its  rights  or  duties  under  this  Agreement  by  or  through  agents  and  is  entitled  to  retain  counsel  and  to  act  in reliance  on  the  advice  of  such  counsel  concerning  all  matters  pertaining  to  its rights  and  duties  under  this  Agreement.  22.  Dealings  by  Secured  Party.   The  Secured  Party  shall  not  be  obliged  to  exhaust  its recourse  against  the  Debtor  or  any  other  Person  or  against  any  other  security  it  may  hold  with respect  to  the  Secured  Liabilities  or  any  part  thereof  before  realizing  upon  or  otherwise  dealing with  the  Collateral  in  such  manner  as  the  Secured  Party  may  consider  desirable.   The  Secured Party  may  grant  extensions  of  time  and  other  indulgences,  take  and  give  up  security,  accept compositions,  grant  releases  and  discharges  and  otherwise  deal  with  the  Debtor  and  any  other Person,  and  with  any  or  all  of  the  Collateral,  and  with  other  security  and  sureties,  as  they  may  see fit,  all  without  prejudice  to  the  Secured  Liabilities  or  to  the  rights  and  remedies  of  the  Secured Party  under  this  Agreement.  The  powers  conferred  on  the  Secured  Party  under  this  Agreement are  solely  to  protect  the  interests  of  the  Secured  Party  in  the  Collateral  and  shall  not  impose  any duty  upon  the  Secured  Party  to  exercise  any  such  powers.  23.  Communication.  Any  notice  or  other  communication  required  or  permitted  to  be  given under  this  Agreement  will  be  given  in  accordance  with  the  terms  of  the  Loan  Agreement.  24.  Release  of  Information.  The  Debtor  authorizes  each  Secured  Party  to  provide  a  copy  of this  Agreement  and  such  other  information  as  may  be  requested  of  such  Secured  Party  (i)  to  the extent  necessary  to  enforce  the  Secured  Party's  rights,  remedies  and  entitlements  under  this Agreement, (ii)  to  any  assignee  or  prospective  assignee  of  all  or  any  part  of  the  Secured Liabilities,  and  (iii)  as  required  by  Requirements  of  Law.   25. Expenses;  Indemnity;  Waiver. (a)  The  Debtor  shall  pay  (i)  all  reasonable  out-of-pocket  expenses  incurred  by  the  Secured  Party,  including  the  reasonable  fees,  charges  and  disbursements  of      500713845  v2

-  18  -  counsel  for  the  Secured  Party  and  all  applicable  taxes,  in  connection  with  the preparation  and  administration  of  this  Agreement,  (ii)  all  reasonable  out-of-pocket expenses  incurred  by  the  Secured  Party,  including  the  reasonable  fees,  charges and  disbursements  of  counsel  for  the  Secured  Party  and  applicable  taxes,  in connection  with  any  amendments,  modifications  or  waivers  of  the  provisions hereof,  and (iii)  all  out-of-pocket  expenses  incurred  by  the  Secured  Party, including  the  fees,  charges  and  disbursements  of  any  counsel  for  the  Secured Party  and  all  applicable  taxes,  in  connection  with  the  assessment,  enforcement  or protection  of  their  rights  in  connection  with  this  Agreement,  including  its  rights under  this  Section,  including  all  such  out-of-pocket  expenses  incurred  during  any workout,  restructuring  or  negotiations  with  respect  to  the  Secured  Liabilities.  (b)  The  Debtor  hereby  agrees  to  indemnify  the  Secured  Party  (to  the  extent  not  reimbursed  by  the  Borrower),  from  and  against  any  and  all  liabilities,  obligations, damages,  penalties,  actions,  judgments,  suits,  costs,  expenses  or  disbursements  of any  kind  or  nature  whatsoever  which  may  be  imposed  on,  incurred  by,  or  asserted against  the  Secured  Party  in  any  way  relating  to  or  arising  out  of  this  Agreement or  any  other  Loan  Document  or  any  action  taken  or  admitted  by  the  Secured  Party under  or  in  respect  of  this  Agreement;  provided  that  the  Debtor  shall  not  be  liable for  any  portion  of  such  liabilities,  obligations,  damages,  penalties,  actions, judgments,  suits,  costs,  expenses  or  disbursements  resulting  from  the  Secured Party's  gross  negligence  or  wilful  misconduct.  Without  limiting  the  generality  of the  foregoing,  the  Debtor  agrees  to  reimburse  the  Secured  Party  promptly  upon demand  in  the  proportion  specified  in  the  Loan  Agreement  in  respect  of  any  out  of pocket  expenses (including  counsel  fees)  incurred  by  the  Secured  Party  in connection  with  the  preservation  of  any  rights  of  the  Secured  Party  or  the  Debtor under,  or  the  enforcement  of,  or  legal  advice  in  respect  of  the  rights  or responsibilities  under,  this  Agreement  or  any  other  Loan  Document,  to  the  extent that  the  Secured  Party  is  not  reimbursed  for  such  expenses  by  the  Borrower.   (c)  The  Debtor  shall  not  assert,  and  hereby  waives  (to  the  fullest  extent  permitted  by  Requirements  of  Law),  (i)  any  claim  against  the  Secured  Party  (or  any  director, officer  or  employee  thereof),  on  any  theory  of  liability,  for  special,  indirect, consequential  or  punitive  damages (as  opposed  to  direct  or  actual  damages) arising  out  of,  in  connection  with,  or  as  a  result  of,  this  Agreement,  and  (ii)  all  of the  rights,  benefits  and  protections  given  by  any  present  or  future  statute  that imposes  limitations  on  the  rights,  powers  or  remedies  of  a  secured  party  or  on  the methods  of,  or  procedures  for,  realization   of  security,  including  any  "seize  or  sue" or  "anti-deficiency"  statute  or  any  similar  provision  of  any  other  statute.   (d)  All  amounts  due  under  this  Section  shall  be  payable  to  the  Secured  Party  for  the  benefit  of  the  Secured  Party  not  later  than  three  Business  Days  after  written demand  therefor.   (e)  The  indemnifications  set  out  in  this  Section  shall  survive  the  Release  Date  and  the  release  or  extinguishment  of  the  Security  Interests.        500713845  v2

-  19  -  (f)  Notwithstanding  anything  to  the  contrary  herein  or  in  any  of  the  other  Loan  Documents,  in  no  event  shall  any  of  Debtor's  partners,  direct  or  indirect  members, shareholders  or  owners,  or  any  officer,  director,  employee  or  agent  of  the foregoing (collectively,   "Exculpated  Parties"),  have  any  personal  liability whatsoever  relating  to  the  Loan  Documents  (other  than  those  Loan  Documents  to which  any  such  Exculpated  Party  is  a  party)  or  the  loan  evidenced  thereby; provided,  however,  that  the  foregoing  shall  not   prohibit  the  Secured  Party  from pursuing  claims  as  permitted  under  applicable  law  with  respect  to  fraud  or  to distributions  or  payments  actually  received  by  any  Exculpated  Party  in  violation of  the  terms  of  any  of  the  Loan  Documents  or  following  the  occurrence  and during  the  continuance  of  an  Event  of  Default  under  the  Loan  Documents.  26.  Release  of  Debtor.  Upon  the  written  request  of  the  Debtor  given  at  any  time  on  or  after the   Release  Date,  the  Secured  Party  shall,  at  the  expense  of  the  Debtor,  release  the  Debtor  and the  Collateral  from  the  Security  Interests  and  such  release  shall  serve  to  terminate  any  licence granted  in  this  Agreement.  Upon  such  release,  and  at  the  request  and  expense  of  the  Debtor,  the Secured  Party  shall  execute  and  deliver  to  the  Debtor  such  releases  and  discharges  as  the  Debtor may  reasonably  request  and  return  all  Pledged  Securities  delivered  to  the  Secured  Party  pursuant to  this  Agreement.  27.  Additional  Security.   This  Agreement  is  in  addition  to,  and  not  in  substitution  of,  any and  all  other  security  previously  or  concurrently  delivered  by  the  Debtor  or  any  other  Person  to the  Secured  Party,  all  of  which  other  security  shall  remain  in  full  force  and  effect.  28.  Alteration  or  Waiver.   None  of  the  terms  or  provisions  of  this  Agreement  may  be waived,  amended,  supplemented  or  otherwise  modified  except  by  a  written  instrument  executed by  the  Debtor  and  the  Secured  Party.   The  Secured  Party  shall  not,  by  any  act  or  delay,  be deemed  to  have  waived  any  right  or  remedy  hereunder  or  to  have  acquiesced  in  any  Event  of Default  or  in  any  breach  of  any  of  the  terms  and  conditions  hereof.  No  failure  to  exercise,  nor any  delay  in  exercising,  on  the  part  of  the  Secured  Party,  any  right,  power  or  privilege  hereunder shall  operate  as  a  waiver  thereof.  No  single  or  partial  exercise  of  any  right,  power  or  privilege hereunder  shall  preclude  any  other  or  further  exercise  thereof  or  the  exercise  of  any  other  right, power  or  privilege.  A  waiver  by  the  Secured  Party  of  any  right  or  remedy  hereunder  on  any  one occasion  shall  not  be  construed  as  a  bar  to  any  right  or  remedy  which  the  Secured  Party  would otherwise  have  on  any  future  occasion.  Neither  the  taking  of  any  judgment  nor  the  exercise  of any  power  of  seizure  or  sale  shall  extinguish  the  liability  of  the  Debtor  to  pay  the  Secured Liabilities,  nor  shall  the  same  operate  as  a  merger  of  any  covenant  contained  in  this  Agreement or  of  any  other  liability,  nor  shall  the  acceptance  of  any  payment  or  other  security  constitute  or create  any  novation.  29.  Amalgamation.   If  the  Debtor  is  a  corporation  or  other  body  corporate,  the  Debtor acknowledges  that  if  it  amalgamates  or  merges  with  any  other  corporation  or  corporations,  or other  bodies  corporate,  then  (i)  the  Collateral  and  the  Security  Interests  shall  extend  to  and include  all  the  property  and  assets  of  the  amalgamated  corporation  or  other  body  corporate  and  to any  property  or  assets  of  the  amalgamated  corporation  or  other  body  corporate  thereafter  owned or  acquired,  (ii)  the  term  "Debtor",  where  used  in  this  Agreement,  shall  extend  to  and  include  the amalgamated  corporation  or  other  body  corporate,  and  (iii)  the  term  "Secured  Liabilities",  where      500713845  v2

-  20  -  used  in  this  Agreement,  shall  extend  to  and  include  the  Secured  Liabilities  of  the  amalgamated corporation  or  other  body  corporate.  30.  Governing  Law;  Attornment.   This  Agreement  shall  be  governed  by  and  construed  in accordance  with  the  Laws  of  the  Province  of  Ontario  and  the  federal  Laws  of  Canada  applicable therein.  Without  prejudice  to  the  ability  of  the  Secured  Party  to  enforce  this  Agreement  in  any other  proper  jurisdiction,  the  Debtor  irrevocably  submits  and  attorns  to  the  non-exclusive jurisdiction  of  the  courts  of  such  province.  To  the  extent  permitted  by  Requirements  of  Law,  the Debtor  irrevocably  waives  any  objection  (including  any  claim  of  forum  non  conveniens)  that  it may  now  or  hereafter  have  to  the  venue  of  any  legal  proceeding  arising  out  of  or  relating  to  this Agreement  in  the  courts  of  such  Province.  31.  Interpretation.   The  definitions  of  terms  herein  shall  apply  equally  to  the  singular  and plural  forms  of  the  terms  defined.  Whenever  the  context  may  require,  any  pronoun  shall  include the  corresponding  masculine,  feminine  and  neuter  forms.  The  words  "include",  "includes"  and "including"  shall  be  deemed  to  be  followed  by  the  phrase  "without  limitation".  The  word  "or"  is disjunctive;  the  word  "and"  is  conjunctive.   The  word  "shall"  is  mandatory;  the  word  "may"  is permissive.   Unless  the  context  requires  otherwise  (a)  any  definition  of  or  reference  to  any agreement,  instrument  or  other  document  herein  shall  be  construed  as  referring  to  such agreement,  instrument  or  other  document  as  from  time  to  time  amended,  supplemented  or otherwise   modified (subject   to   any   restrictions   on   such   amendments,   supplements   or modifications  set  out  herein),  (b)  any  reference  herein  to  any  statute  or  any  section  thereof  shall, unless  otherwise  expressly  stated,  be  deemed  to  be  a  reference  to  such  statute  or  section  as amended,  restated  or  re-enacted  from  time  to  time,  (c)  any  reference  herein  to  any  Person  shall be  construed  to  include  such  Person's  successors  and  permitted  assigns,  (d)  the  words  "herein", "hereof'  and  "hereunder",  and  words  of  similar  import,  shall  be  construed  to  refer  to  this Agreement  in  its  entirety  and  not  to  any  particular  provision  hereof,  and  (e)  all  references  herein to  Sections  and  Schedules  shall  be  construed  to  refer  to  Sections  and  Schedules  to,  this Agreement,  Section  headings  are  for  convenience  of  reference  only,  are  not  part  of  this Agreement  and  shall  not  affect  the  construction  of,  or  be  taken  into  consideration  in  interpreting, this  Agreement.    Any  reference  in  this  Agreement  to  a  Permitted  Lien  is  not  intended  to subordinate  or  postpone,  and  shall  not  be   interpreted  as  subordinating  or  postponing,  or  as  any agreement  to  subordinate  or  postpone,  any  Security  Interest  to  any  Permitted  Lien.  32.  Paramountcy.   In  the  event  of  any  conflict  or  inconsistency  between  the  provisions  of this  Agreement  and  the  provisions  of  the  Loan  Agreement  then,  notwithstanding  anything contained  in  this  Agreement,  the  provisions  contained  in  the  Loan  Agreement  shall  prevail  to  the extent  of  such  conflict  or  inconsistency  and  the  provisions  of  this  Agreement  shall  be  deemed  to be  amended  to  the  extent  necessary  to  eliminate  such  conflict  or  inconsistency,  it  being understood  that  the  purpose  of  this  Agreement  is  to  add  to,  and  not  detract  from,  the  rights granted  to  the  Secured  Party  under  the  Loan  Agreement.  If  any  act  or  omission  of  the  Debtor  is expressly  permitted  under  the  Loan  Agreement  but  is  expressly  prohibited  under  this  Agreement, such  act  or  omission  shall  be  permitted.  If  any  act  or  omission  is  expressly  prohibited  under  this Agreement,  but  the  Loan  Agreement  does  not  expressly  permit  such  act  or  omission,  or  if  any  act is  expressly  required  to  be  performed  under  this  Agreement  but  the  Loan  Agreement  does  not expressly  relieve  the  Debtor  from  such  performance,  such  circumstance  shall  not  constitute  a       500713845  v2

-  21  -  conflict  between  the  applicable  provisions  of  this  Agreement  and  the  provisions  of  the  Loan Agreement.  33.  Successors  and  Assigns.   This  Agreement  shall  enure  to  the  benefit  of,  and  be  binding on,  the  Debtor  and  its  successors  and  permitted  assigns,  and  shall  enure  to  the  benefit  of,  and  be binding  on,  the  Secured  Party  and  its  successors  and  assigns.   The  Debtor  may  not  assign  this Agreement,  or  any  of  its  rights  or  obligations  under  this  Agreement.   The  Secured  Party  may assign  this  Agreement  and  any  of  its  rights  and  obligations  hereunder  to  any  Person  that  replaces it  in  its  capacity  as  such.   If  the  Debtor  or  the  Secured  Party  is  an  individual,  then  the  term "Debtor"  or  "Secured  Party",  as  applicable,  shall  also  include  his  or  her  heirs,  administrators  and executors.  34.  Acknowledgment  of  Rec  t/Waiver.  The  Debtor  acknowledges  receipt  of  an  executed copy  of  this  Agreement  and,  to  the  extent  permitted  by  Requirements  of  Law,  waives  the  right  to receive  a  copy  of  any  financing  statement  or  financing  change  statement  registered  in  connection with  this  Agreement  or  any  verification  statement  issued  with  respect  to  any  such  financing statement  or  financing  change  statement.  35.  Electronic  Signature.  Delivery  of  an  executed  signature  page  to  this  Agreement  by  the Debtor  by  facsimile  or  other  electronic  form  of  transmission  shall  be  as  effective  as  delivery  by the  Debtor  of  a  manually  executed  copy  of  this  Agreement  by  the  Debtor.  36.  Counterparts.  This  Agreement  may  be  executed  and  delivered  in  any  number  of counterparts,  each  of  which  when  so  executed  and  delivered  shall  constitute  an  original,  but  all of  which  when  taken  together  shall  constitute  one  and  the  same  document.  37.  Financing  Statements.  Debtor  hereby  authorizes  Secured  Party  to  file  any  and  all  financing  statements,  registrations  or  similar  filings  necessary,  in  Secured  Party's  discretion,  to perfect  any  security  interest  granted  hereunder.  Any  such  financing  statement  or  registration may  describe  the  collateral  as  "all  assets"  of  Debtor.   [signature  page  follows]                                500713845  v2

S-1  IN  WITNESS  WHEREOF  the  undersigned  has  caused  this  Agreement  to  be  duly  executed  as of  the  date  first  written  above.  POWIN  ENERGY  ONTARIO  STORAGE  II,  LP by    its       general       partner,    POWIN    ENERGY STORAGE  2,  INC.  By:/s/ Goff Brown Name: Goff Brown Title: Director                                                         Pow  in  —  Signature  Page  to  General  Security  Agreement  (Borrower)

SCHEDULE  A   DEBTOR  INFORMATION    Full  legal  name:   Powin  Energy  Ontario  Storage  II,  LP   Prior  names:   Hecate  Energy  Ontario  Storage  II,  LP   Predecessor  companies:   None   Jurisdiction  of  incorporation  or  organization:   Ontario   Address  of  chief  executive  office:   20550  SW  115th  Avenue,  Tualatin,  Oregon  97062   Addresses  of  all  places  where  business  is  carried  on  or  tangible  Personal  Property  is  kept:   465  Wright  Blvd,  Stratford,  Ontario   Jurisdictions  in  which  all  material  account  debtors  are  located:   Ontario   Addresses  of  all  owned  real  property:   465  Wright  Blvd,  Stratford,  Ontario   Instruments,  Documents  of  Title  and  Chattel  Paper  of  the  Debtor:   June  27,  2017  Lease  between  Festival  Hydro,  Inc  and  Powin  Energy  Ontario  Storage  II,  LP   Pledged  Certificated  Securities:      Pledged  Issuer   Securities Owned %  of  issued  and outstanding Securities  of Pledged  Issuer  Security Certificate Numbers  Security Certificate Location None None None None None   500713845  v2

-2  Registered  trade-marks  and  applications  for  trademark  registrations: None  Patents  and  patent  applications: None  Copyright  registrations  and  applications  for  copyright  registrations: None  Industrial  designs/registered  designs  and  applications  for  registered  designs: None   500713845  v2